Pledged assets and collateral	12 Months Ended
Mar. 31, 2012
Pledged assets and collateral

9. Pledged assets and collateral

The following amounts, by balance sheet classifications, have been pledged as collateral for borrowings and for other purposes at March 31, 2011 and 2012:

	2011	2012
	(in billions of yen)
Interest-bearing deposits in other banks	52	47
Trading account assets	9,747	12,189
Available-for-sale securities	18,000	17,922
Loans	9,520	9,107
Other assets	649	1,009

Total	37,968	40,274

The associated liabilities collateralized by the above assets at March 31, 2011 and 2012 are summarized below:

	2011	2012
	(in billions of yen)
Deposits	825	450
Call money and funds purchased	1,878	1,596
Payables under repurchase agreements	4,599	5,393
Payables under securities lending transactions	4,750	7,635
Other short-term borrowings	9,301	9,825
Long-term debt	4,989	3,129

Total	26,342	28,028

The Bank of Japan (“the BOJ”) requires private depository institutions to maintain a certain amount of funds as reserves in current accounts with the BOJ, based on average deposit balances and certain other factors. There are similar reserve deposit requirements for foreign offices engaged in banking businesses in foreign countries. At March 31, 2011 and 2012, the reserve funds maintained by the MHFG Group, which were included in Cash and due from banks and Interest-bearing deposits in other banks, were ¥7,847 billion and ¥5,656 billion, respectively.

At March 31, 2011 and 2012, the MHFG Group had received collateral that can be sold or repledged, with a fair value of ¥15,275 billion and ¥14,704 billion, respectively, of which ¥13,504 billion and ¥11,859 billion, respectively, were sold or repledged. Such collateral was primarily obtained under resale or securities borrowing agreements, and was used generally as collateral under repurchase or securities lending agreements, or to cover short sales.